Exhibit 99.1

NOACHIS TERRA INC.

AUDITED FINANCIAL STATEMENTS

MARCH 31, 2020

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NOACHIS TERRA INC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Noachis Terra, Inc.:

We have audited the accompanying financial statements of Noachis Terra, Inc. (a Delaware corporation), which comprise the balance sheet as of March 31, 2020, and the related statement of operations, stockholder’s deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noachis Terra, Inc. as of March 31, 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.

May 26, 2020

Clearwater, FL

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NOACHIS TERRA INC.

BALANCE SHEET

March 31, 2020
LIABILITIES AND STOCKHOLDER’S DEFICIT:
Current liabilities
Accounts payable	$54,635
Accounts payable to related party	191,456
Total current liabilities	246,091
Total liabilities	246,091

Commitments and contingencies

Stockholder’s Deficit:
Common stock, $0.01 par value; 10,000,000 shares authorized; 10,000 shares issued and outstanding as of March 31, 2020	100
Additional paid-in capital	-
Accumulated deficit	(246,191)
Total stockholder’s deficit	(246,191)
TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$-

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

STATEMENT OF OPERATIONS

For the period from March 9, 2020 (inception) through March 31, 2020
Operating expenses:
Research and development	$41,739
General and administrative	204,452
Total operating expenses	246,191
Loss from operations	(246,191)

Net loss	$(246,191)

Weighted average common shares outstanding, basic and diluted	10,000
Net loss per share, basic and diluted	$(24.62)

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

STATEMENT OF STOCKHOLDER’S DEFICIT

	For the period from March 9, 2020 (inception) through March 31, 2020
	Common stock		Additional paid-in capital	Accumulated Deficit	Total stockholder’s Deficit
	Shares	Amount
Balance as of March 9, 2020 (inception)	-	$-	$-	$-	$-
Issuance of common stock in exchange for formation costs paid for by stockholder	10,000	100	-	-	100
Net loss	-	-	-	(246,191)	(246,191)
Balance as of March 31, 2020	10,000	$100	$-	$(246,191)	$(246,191)

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

STATEMENT OF CASH FLOWS

For the period from March 9, 2020 (inception) through March 31, 2020
Cash flows from operating activities
Net loss	$(246,191)
Adjustments to reconcile net loss to net cash used in operating activities:
Issuance of common stock in exchange for formation costs paid for by stockholder	100
Changes in assets and liabilities:
Accounts payable	54,635
Accounts payable to related party	191,456
Net cash used in operating activities	-

Net change in cash and cash equivalents,	-
Cash and cash equivalents, at the beginning of the period	-
Cash and cash equivalents, at the end of the period	$-

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization, Plan of Business Operations

Noachis Terra, Inc. (the “Company”) was formed on March 9, 2020, to focus on the development of a vaccine for the SARS-CoV-2 virus and other strains of coronavirus using patented and patent-pending technology. The Company obtained a nonexclusive license from National Institutes of Health (“NIH”) for the use of certain patents and tangible materials to be used in the development and commercialization of a vaccine for the SARS-CoV-2 virus.

The Company may seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund its research and development activities as well as its operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing stockholders and newly issued shares may contain senior rights and preferences compared to currently outstanding shares of common stock. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to stockholders. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued.

On May 1, 2020, Oragenics, Inc. a Florida corporation (“Oragenics”), acquired the Company in accordance with the terms of a Stock Purchase Agreement, dated as of May 1, 2020 (the “Stock Purchase Agreement”), by and among Oragenics, and Mr. Joseph Hernandez, the sole shareholder of the Company. On May 1, 2020, pursuant to the Stock Purchase Agreement, Oragenics acquired from Mr. Hernandez one hundred percent (100%) of the issued and outstanding common stock of the Company, and the Company became a wholly-owned subsidiary of Oragenics.

Note 2—Liquidity, Financial Condition and Management’s Plans

The Company has had limited operating activities to date, substantially all of which have been devoted to seeking the license with NIH and start-up activities. The Company has financed its operations since inception using proceeds received from cash advances from its stockholder.

Notwithstanding, the Company has no revenues, limited capital resources and is subject to all of the risks and uncertainties that are typical of an early stage enterprise. Significant uncertainties include, among others, whether the Company will be able to raise the capital it needs to finance its longer-term operations and whether such operations, if launched, will enable the Company to sustain operations as a profitable enterprise.

The Company’s working capital needs are influenced by the level of operations, and generally decrease with higher levels of revenue. The Company had a working capital deficit of approximately $246,000 at March 31, 2020. The Company expects to incur losses into the foreseeable future as it undertakes its efforts to execute its business plans.

The Company will require significant additional capital to sustain its short-term operations and make the investments it needs to execute its longer-term business plan. The Company’s existing liquidity is not sufficient to fund its operations and anticipated capital expenditures for the foreseeable future. The Company is currently seeking to obtain additional debt or equity financing, however there are currently no commitments in place for further financing nor is there any assurance that such financing will be available to the Company on favorable terms, if at all.

Because of operating losses, a net operating cash flow deficit, and an accumulated deficit, there is substantial doubt about the Company’s ability to continue as a going concern for one year from the issuance of the financial statements. The financial statements have been prepared assuming the Company will continue as a going concern. The Company has not made adjustments to the accompanying financial statements to reflect the potential effects on the recoverability and classification of assets or liabilities should the Company be unable to continue as a going concern.

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Note 3—Summary of Significant Accounting Policies

Basis of Presentation

The Company maintains its books of account and prepares financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company’s fiscal year ends on December 31st. The accompanying financial statements have been prepared in accordance with U.S. GAAP for interim financial information. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information and notes required by U.S. GAAP for annual financial statements, but in the opinion of the Company’s management, reflect all adjustments consisting of normal, recurring adjustments, that are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

Use of Estimates

In preparing financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the reporting period. Due to inherent uncertainty involved in making estimates, actual results reported in future periods may be affected by changes in these estimates. On an ongoing basis, the Company evaluates its estimates and assumptions.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in operations in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts expected to be realized by the use of a valuation allowance.

Under U.S. GAAP, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, U.S. GAAP provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure and transition.

Net loss Per Share

Net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The Company had no securities outstanding during the period presented that could potentially dilute basic loss per share in the future but were excluded from the computation of diluted net loss per share. Basic and diluted net loss per share amounts are the same for the period presented.

New Accounting Pronouncements

The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

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Note 4—License Acquired

On March 23, 2020, the Company entered into a worldwide nonexclusive License Agreement (the “Agreement”) with NIH for the use of certain patents and tangible materials to be used in the development and commercialization of a vaccine for the SARS-CoV-2 virus. Under the terms of the Agreement, the Company was required to pay NIH an upfront nonrefundable fee of $30,000 and reimbursement of past patent prosecution costs totaling $11,739.

Under the terms of the Agreement, the Company agreed to pay NIH a fee of $30,000 for each year prior the first commercial sale and $75,000 annually for each year after the first commercial sale. The Company also agrees to pay NIH certain payments ranging from $75,000 to $200,000 for reaching certain milestones identified in planned future clinical trials and approvals. Lastly, the Company agrees to pay NIH earned royalties of on net sales of the licensed products equal to a range of 0% to 5% of net sales, depending on the territory of the sale, and significant payments upon achieving cumulative net sales milestones.

In accordance with ASC 730-10-25-1, Research and Development, costs incurred in obtaining technology licenses are charged to research and development expense if the technology licensed has not reached technological feasibility and has no alternative future use. The license purchased by the Company requires substantial completion of research and development, regulatory and marketing approval efforts in order to reach technological feasibility. As such, the purchase price of the license acquired from NIH was classified as research and development expenses in the Statements of Operations. This purchase of the license was accounted for as an asset acquisition pursuant to ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, as the majority of the fair value of the assets acquired is concentrated in a group of similar assets, and the acquired assets did not have outputs or employees.

Note 5—Stockholder’s Deficit

Common Stock

The Company has authorized 10,000,000 shares of common stock, $0.01 par value per share, for issuance. Each share of common stock is entitled to one vote. Common stock owners are entitled to dividends when funds are legally available and declared by the Board. As of March 31, 2020, the Company had 10,000 shares of common stock issued and outstanding.

Common Stock Transactions

On March 10, 2020, the Company issued 10,000 shares of common stock, for $0.01 per share, to its founder in exchange for the founder incurring $100 of the Company’s formation costs.

Note 6—Commitments and Contingencies

Litigation

The Company is not a party to any material legal proceedings and is not aware of any pending or threatened claims. From time to time, the Company may be subject to various legal proceedings and claims that arise in the ordinary course of its business activities.

Note 7—Related Party Transactions

The Company has engaged the Chairman and sole stockholder of the Company pursuant to a consulting agreement through December 31, 2020, which calls for the Company to pay the consultant an hourly fee for services performed. During the period from March 9, 2020 (inception) to March 31, 2020, the Company incurred $160,000 in fees under the consulting agreement, which are recognized in general and administrative expenses in the Statement of Operations.

During the period from March 9, 2020 (inception) to March 31, 2020, the sole stockholder of the Company paid for the Company’s research and development expenses totaling $30,000 and for certain of the Company’s general and administrative expenses totaling $1,456.

As of March 31, 2020, the Company has outstanding payables to the Chairman and sole stockholder of the Company totaling $191,456.

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Note 8—Income Taxes

As of March 31, 2020, the Company has no net operating loss carryforwards available to reduce future taxable income, if any, for Federal and state income tax purposes, but has other deferred tax assets as presented below. The Company has no income tax affect resulting from the deferred tax assets due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets.

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

March 31, 2020
Deferred tax assets
In-process research and development	$10,234
Startup/Organizational Costs	50,132
Total deferred tax assets	60,366
Valuation allowance	(60,366)
Deferred tax assets, net of allowance	$—

A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

March 31, 2020
Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	3.5%
Federal tax rate change	0.0%
Valuation allowance	-24.5%
Income tax provision expense	0.0%

The Company’s major tax jurisdictions are the United States and Florida. The Company does not have any tax audits pending.

Note 9—Subsequent Events

Subsequent events have been evaluated through May 26, 2020, which is the date the financial statements were available to be issued. All appropriate subsequent event disclosures, if any, have been made in the notes to the financial statements.

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